Remuneration and other benefits paid to the Bank’s directors and senior managers	12 Months Ended
Dec. 31, 2021
Remuneration and other benefits paid to the Bank's directors and senior managers
Remuneration and other benefits paid to the Bank's directors and senior managers	Remuneration and other benefits paid to the Bank’s directors and senior managersThe following section contains qualitative and quantitative disclosures on the remuneration paid to the members of the board of directors —both executive and non-executive directors— and senior managers for 2021 and 2020:
a) Remuneration of Directors
i. Bylaw-stipulated emoluments
The annual General Meeting held on 22 March 2013 approved an amendment to the Bylaws, whereby the remuneration of directors in their capacity as board members became an annual fixed amount determined by the annual General Meeting. This amount shall remain in effect unless the shareholders resolve to change it at a general meeting. However, the board of directors may elect to reduce the amount in any years in which it deems such action justified.
The remuneration established by the Annual General Meeting was EUR 6 million in 2021 (same amount as in 2020), with two components: (a) an annual emolument and (b) attendance fees.
In regard to 2020, as a gesture of responsibility in view of the situation created by the health emergency the board of directors agreed on 5 May 2020 to reduce their allotments by 20% for the balance of 2020, with effect from 1 April 2020, and propose that amounts saved thereby be used to finance the initiatives of the Bank to fight against the covid-19 pandemic.
The specific amount payable for the above-mentioned items to each of the directors is determined by the Board of Directors. For such purpose, it takes into consideration the positions held by each director on the Board, their membership of the Board and the board committees and their attendance to the meetings thereof, and any other objective circumstances considered by the Board.
The total bylaw-stipulated emoluments earned by the Directors in 2021 amounted to EUR 4.8 million (4.1 million in 2020).
Annual emolument
In 2021, the board voted not to change the fees amount set out in the 2020 policy ahead of the aforementioned exceptional decision and, per the remuneration policy approved at the 2021 AGM. Additionally, the innovation and technology committee also began to be remunerated, and its members received EUR 25,000 and its Chair, an additional EUR 70,000. The annual amounts received individually by the directors in 2021 and 2020 based on the positions held by them on the board and their membership of the board committees were as follows:

	2021	2020
Amount per director in euros		1 Jan to 31 Mar	1 Apr to 31 Dec
Members of the board of directors	90,000	22,500	49,500
Members of the executive committee	170,000	42,500	93,500
Members of the audit committee	40,000	10,000	22,000
Members of the appointments committee	25,000	6,250	13,750
Members of the remuneration committee	25,000	6,250	13,750
Members of the risk supervision, regulation and compliance committee	40,000	10,000	22,000
Members of the responsible banking, sustainability and culture committee	15,000	3,750	8,250
Members of the innovation and technology committee	25,000	—	—
Chairman of the audit committee	70,000	17,500	38,500
Chairman of the appointments committee	50,000	12,500	27,500
Chairman of the remuneration committee	50,000	12,500	27,500
Chairman of the risk supervision, regulation and compliance committee	70,000	17,500	38,500
Chairman of the responsible banking, sustainability and culture committee	50,000	12,500	27,500
Chairman of the innovation and technology committee	70,000	—	—
Lead director*	110,000	27,500	60,500
Non-executive vice chairmen	30,000	7,500	16,500
*Mr. Bruce Carnegie-Brown, in view of the positions held on the board and its committees, in particular as chairman of the appointments and remuneration committees and as coordinating director, and the time and dedication required to properly perform such positions, has been assigned a minimum total annual remuneration of EUR 700,000 since 2015, including the annual allowance for the items corresponding to him of those indicated above and attendance fees. However, in line with the decision taken by the board of directors to reduce his fees by 20% with effect from April 1, 2020 to 31 December, which is shared by Mr. Bruce Carnegie-Brown, the same reduction was applied to this amount. Accordingly, the amount assigned for 2020 was EUR 595,000.
Attendance fees
The directors receive fees for attending board and committee meetings, excluding executive committee meetings, since no attendance fees are received for this committee.
Like the annual allotment, the board voted not to change the fees amount set out in the 2020 policy ahead of the aforementioned exceptional decision and, per the remuneration policy approved at the 2021 AGM, added attendance fees for innovation and technology committee members (which they did not receive before).
The fees for 2021 and 2020 are as follows:

	2021	2020
Attendance fees per director per meeting in euros		1 Jan to 31 Mar	1 Apr to 31 Dec
Board of directors	2,600	2,600	2,080
Audit committee and risk supervision, regulation and compliance committee	1,700	1,700	1,360
Other committees (excluding executive committee)	1,500	1,500	1,200
ii. Salaries
The executive directors receive salaries. In accordance with the policy approved by the annual general meeting, salaries are composed of a fixed annual remuneration and a variable one, which consists in a unique incentive, which is a deferred variable remuneration plan linked to multi-year objectives, which establishes the following payment scheme:
•40% of the variable remuneration amount, determined at year-end on the basis of the achievement of the established objectives, is paid immediately.
•The remaining 60% is deferred over five years, to be paid in five portions, provided that the conditions of permanence in the Group and non-concurrence of the malus clauses are met, and subject to long term metrics, taking into account the following accrual scheme:
–The accrual of the first and second portion (payment in 2023 and 2024) will be conditional on none of the malus clauses being triggered.
–The accrual of the third, fourth, and fifth portion (payment in 2025, 2026 and 2027), is linked to objectives related to the period 2021—2023 and the metrics and scales associated with these objectives. The fulfilment of the objectives determines the percentage to be paid of the deferred amount in these three annuities, which, accordingly, might not be paid, where the maximum amount is the amount determined at closing of 2021, when the total variable remuneration is approved.
•In accordance with current remuneration policies, the amounts already paid will be subject to a possible recovery (clawback) by the Bank during the period set out in the policy in force at each moment.
The immediate payment (or short-term), as well as each deferred payment (linked to long term metrics and not linked to long-term metrics) will be settled 50% in cash and the remaining 50% in Santander shares.
In the case of Sergio Rial, he has been considered as an executive director since his appointment as director became effective on 30 May 2020 by virtue of Article 529 duodecies of the Spanish Companies Act in light of his role as CEO and vice-chairman of Banco Santander Brasil, S.A. In 2021 he received as fixed pay for his role as Regional head for South America, the EUR 750,000 euros that had been approved at the 2021 AGM as part of the 2021 remuneration policy. He has not received any other remuneration for executive functions in Banco Santander, S.A.

The same policy and principles above apply to Sergio Rial's remuneration as CEO in Santander Brasil.
Comparative of Executive Remuneration (Chairman and CEO)
The board resolved to maintain the same gross annual salary for Ana Botín and José Antonio Álvarez for 2021 as in 2020. It also maintained the fixed pension contribution of 22% of gross annual salary it had declared in 2020 for 2021.
Comparing with the previous year, it should be mentioned that amid the covid-19 health crisis in 2020, Ana Botín and José Antonio Álvarez proposed to reduce their total 2020 compensation (salary and bonus) by 50%.
To achieve the 50% reduction compared to 2019, the board of directors decided to apply an additional adjustment to Ana Botín’s and José Antonio Alvarez’s variable compensation, reducing the variable compensation by 74% in the case of Ana Botín and 79% in the case of José Antonio Álvarez.
And in 2021, the good business performance (which enabled Banco Santander to reach a 12.73% underlying RoTE, above the end of 2019), the excellent execution of our strategy (with the highest underlying attributable profit of the last 12 years), and the efficient capital management, boosted the bonus pool and thus the variable remuneration of corporate centre employees, (including executive directors).
iii. Detail by director
The detail, by bank director, of the short-term (immediate) and deferred (not subject to long-term goals) remuneration for 2021 and 2020 is provided below:

EUR thousand
	2021
	Bylaw-stipulated emoluments
	Annual emolument
	BoardM	Executive committee	Audit committee	Appointments committee	Remuneration committee	Risk supervision, regulation and compliance oversight committee	Responsible banking, sustainability and culture committee	Innovation and technology committee	Attendance fees and commissions
Ana Botín	90	170	—	—	—	—	—	25	45
José Antonio Álvarez	90	170	—	—	—	—	—	25	45
Bruce Carnegie-Brown	276	170	—	75	75	—	—	25	80
Homaira Akbari	90	—	40	—	—	—	15	25	78
Javier BotínA	90	—	—	—	—	—	—	—	39
Álvaro CardosoB	90	—	—	—	—	28	15	—	50
R.Martín ChávezC	90	—	—	25	25	40	—	95	99
Sol Daurella	90	—	—	25	25	—	15	—	84
Henrique de CastroD	90	—	40	—	25	—	—	25	87
Gina DíezE	90	—	—	1	—	—	—	—	39
Luis IsasiF	90	170	—	—	25	40	—	—	81
Ramiro Mato	90	170	40	—	—	40	65	—	94
Sergio RialG	90	—	—	—	—	—	—	—	39
Belén Romana	90	170	40	—	—	93	15	25	100
Pamela WalkdenH	90	—	110	—	—	27	—	—	76
Rodrigo EcheniqueI	—	—	—	—	—	—	—	—	—
Ignacio BenjumeaJ	—	—	—	—	—	—	—	—	—
Guillermo de la DehesaK	—	—	—	—	—	—	—	—	—
Esther Giménez-SalinasL	—	—	—	—	—	—	—	—	—
Total 2021	1,536	1,020	270	126	175	268	125	245	1,035
Total 2020	1,303	915	208	133	138	252	135	—	1,066
A.    All amounts received were reimbursed to Fundación Botín.
B.    Director since 1 April 2018.
C.    Director since 27 October 2020.
D.    Director since 17 July 2019.
E.    Director since 22 December 2020.
F.     Director since 19 May 2020.
G.     Executive director since 30 May 2020.
H.    Director since 29 October 2019.
I.    Stepped down as executive director on 30 April 2019. Non-executive director from 1 May 2019 to 22 December 2020.
J.    Stepped down as director on 5 May 2020.
K.    Stepped down as director on 3 April 2020.
L.    Stepped down as director on 27 October 2020.
M    Also includes emoluments for other roles in the board.

	2021									2020

	Short-term and deferred (not subject to long-term goals) salaries of executive directors

	Fixed	Variable - immediate payment		Deferred variable
		In cash	In shares	In cash	In shares	Total	Pension contribution	Other remuneration	Total	Total
Ana Botín	3,176	1,838	1,839	1,103	1,103	9,059	1,041	1,006	11,436	6,819
José Antonio Álvarez	2,541	1,241	1,240	744	745	6,511	783	1,536	9,160	6,019
Bruce Carnegie-Brown	—	—	—	—	—	—	—	—	700	595
Homaira Akbari	—	—	—	—	—	—	—	—	248	203
Javier BotínA	—	—	—	—	—	—	—	—	129	122
Álvaro CardosoB	—	—	—	—	—	—	—	—	183	243
R.Martín ChávezC	—	—	—	—	—	—	—	—	374	37
Sol Daurella	—	—	—	—	—	—	—	—	239	214
Henrique de CastroD	—	—	—	—	—	—	—	—	267	217
Gina DíezE	—	—	—	—	—	—	—	—	130	4
Luis IsasiF	—	—	—	—	—	—	—	1,000	1,406	943
Ramiro Mato	—	—	—	—	—	—	—	—	499	431
Sergio RialG	750	—	—	—	—	750	—	—	879	63
Belén Romana	—	—	—	—	—	—	—	—	533	418
Pamela WalkdenH	—	—	—	—	—	—	—	—	303	214
Rodrigo EcheniqueI	—	—	—	—	—	—	—	—	—	1,956
Ignacio BenjumeaJ	—	—	—	—	—	—	—	—	—	276
Guillermo de la DehesaK	—	—	—	—	—	—	—	—	—	107
Esther Giménez-SalinasL	—	—	—	—	—	—	—	—	—	192
Total 2021	6,467	3,079	3,079	1,847	1,848	16,320	1,824	3,542	26,486	—
Total 2020	5,717	514	515	308	309	7,363	2,019	5,537	—	19,073
Footnotes in previous table.

Following is the detail, by executive director, of the salaries linked to multi-year objectives at their fair value, which will only be received if the conditions of permanence in the group, non-applicability of malus clauses and achievement of the established objectives are met (or, as the case may be, of the minimum thresholds thereof, with the consequent reduction of amount agreed-upon at the end of the year) in the terms described in Note 46.

EUR thousand
	2021			2020
	Variable subject to Long-term objectives[1]
	In cash	In shares	Total	Total
Ana Botín	1,158	1,158	2,316	420
José Antonio Álvarez	782	782	1,563	228
Total	1,940	1,940	3,880	648
1. Corresponds with the fair value of the maximum amount they are entitled to in a total of 3 years: 2025, 2026 and 2027, subject to conditions of continued service, with the exceptions provided, and to the non-applicability of malus clauses and achievement of the objectives established.
The fair value has been determined at the grant date based on the valuation report of an independent expert, Willis Towers Watson. Based on the design of the plan for 2021 and the levels of achievement of similar plans in comparable entities, the expert concludes that the reasonable range for estimating the initial achievement ratio is around 60% - 80%. Accordingly, it has been considered that the fair value is 70% of the maximum (see note 46).
Note 5.e below includes disclosures on the shares delivered from the deferred remuneration schemes in place in previous years and for which delivery conditions were met, as well as on the maximum number of shares that may be received in future years in connection with the aforementioned 2021 and 2020 variable remuneration plans.
In addition to the EUR 750,000 Sergio Rial received as Regional head for South America, he was paid the following amounts as CEO of Santander Brasil (additionally, in the following table, it is also disclosed the variable subject to long-term objectives at 70% of fair value):

2021	BRL thousand	EUR thousand
Base salary	12,645	1,985
Other fixed benefits	47	7
Pensions	7,350	1,153
Variable remuneration immediately payable and deferred (not linked to long-term objectives)	26,600	4,018
Total	46,642	7,163
b) Remuneration of the Board members as representatives of the Bank
By resolution of the executive committee, all the remuneration received by the Bank’s directors who represent the Bank on the Boards of Directors of listed companies in which the Bank has a stake, paid by those companies and relating to appointments made on or after 18 March, 2002, accrues to the Group. In 2021 and 2020 the Bank’s directors did not receive any remuneration in respect of these representative duties.
On the other hand, in their personal capacity, in 2021 Álvaro Cardoso was paid BRL 2,130 thousand (EUR 334 thousand) as non-executive chairman of Banco Santander Brasil, S.A., Homaira Akbari was paid USD 190 thousand (EUR 161 thousand) as member of the board of Santander Consumer USA (SCUSA) and EUR 52 thousand as member of the Board of PagoNxt, and Henrique de Castro and R. Martín Chávez were each paid the same EUR 52 thousand as members of the board of PagoNxt. Likewise, Pamela Walkden was paid GBP 31 thousand (EUR 36 thousand) as member of Santander UK plc y Santander UK Group Holdings.
Likewise, Luis Isasi was paid EUR 1,000 thousand as non-executive chairman of the board of Santander Spain and for attending board and committee meetings (amounts paid by Banco Santander, S.A.).
c) Post-employment and other long-term benefits
In 2012, the contracts of Ms. Ana Botín and Mr. José Antonio Alvarez (and other members of the Bank's senior management) with defined benefit pension commitments were modified to transform these commitments into a defined contribution system, which covers the contingencies of retirement, disability and death. From that moment on, the Bank makes annual contributions to their pension system for their benefit.
This system gives them the right to receive benefits upon retirement, regardless of whether or not they are active at the Bank at such time, based on contributions to the system, and replaced their previous right to receive a pension supplement in the event of retirement.
Upon revision in 2021, José Antonio Álvarez’s contract precluded the right to early retirement if terminated. Furthermore, Ana Botín is not entitled to early retirement if she freely resigns; however, she will still be entitled to it if Banco Santander terminates her contract before 31 August 2022, at which time early retirement will no longer be available. As long as she retains that right, she is entitled to an annual allotment equal to her total fixed remuneration, plus 30% of the average of up to her last three variable pays.
The initial balance for each of them in the new defined benefits system corresponded to the market value of the assets from which the provisions corresponding to the respective accrued obligations had materialised on the date on which the old pension commitments were transferred into the new benefits system.
Since 2013, the Bank has made annual contributions to the benefits system for executive directors and senior executives, in proportion to their respective pensionable bases, until they leave Grupo Santander or until their retirement within the Group, death, or disability.
The benefit plan system is outsourced to Santander Seguros y Reaseguros, Compañía Aseguradora, S.A., and the economic rights of the foregoing directors under this plan belong to them regardless of whether or not they are active at the Bank at the time of their retirement, death or disability.
In accordance with the provisions of the remuneration regulations, contributions made calculated on variable remuneration are subject to the discretionary pension benefits regime. Under this regime, contributions are subject to malus clauses and clawback according to the policy in force at any given time and during the same period in which the variable remuneration is deferred.
Furthermore, they must be invested in bank shares for a period of five years from the date when the executive director leaves the Group, regardless of whether or not they leave to retire. Once that period has elapsed, the amount invested in shares will be reinvested, along with the remainder of the cumulative balance corresponding to the executive director, or it will be paid to the executive director or to their beneficiaries in the event of a contingency covered by the benefits system.
As per the director´s remuneration policy approved at the 23 March 2018 general shareholder´s meeting, the system was changed with a focus on:
•Aligning the annual contributions with practices of comparable institutions.
•Reducing future liabilities by eliminating the supplementary benefits scheme in the event of death (death of spouse or parent) and permanent disability of serving directors.
•Not increasing total costs for the Bank.
The changes to the system were the following:
•Fixed and variable pension contributions were reduced to 22% of the respective pensionable bases. The gross annual salaries and the benchmark variable remuneration were increased in the corresponding amount with no increase in total costs for the Bank. The pensionable base for the purposes of the annual contributions for the executive directors is the sum of fixed remuneration plus 30% of the average of their last three variable remuneration amounts.
•The death and disability supplementary benefits were eliminated since 1 April 2018. A fixed remuneration supplement (included in other remuneration in section a.iii in this note) was implemented the same date.
•The total amount insured for life and accident insurance was increased.
The provisions recognised in 2021 and 2020 for retirement pensions and supplementary benefits (surviving spouse and child benefits, and permanent disability) were as follows:

EUR thousand
	2021	2020
Ana Botín	1,041	1,155
José Antonio Álvarez	783	864
Total	1,825	2,019
Following is a detail of the balances relating to each of the executive directors under the welfare system as of 31 December 2021 and 2020:

EUR thousand
	2021	2020
Ana Botín	48,075	49,444
José Antonio Álvarez	18,821	18,082
Total	66,896	67,526
d) Insurance
The Group pays for life insurance policies for the Bank’s directors, who will be entitled to receive benefits if they are declared disabled; in the event of death, the benefits will be payable to their heirs. The premiums paid by the Group are included in the 'Other remuneration' column of the table shown in Note 5.a.iii above. Also, the following table provides information on the sums insured for the Bank’s executive directors:

Insured capital
EUR thousand
	2021	2020
Ana Botín	21,489	21,984
José Antonio Álvarez	18,028	18,703
Total	39,517	40,687
The insured capital has been modified in 2018 for Ms Ana Botín and Mr José Antonio Alvarez as part of the pension systems transformation set out in note 5.c) above, which has encompassed the elimination of the supplementary benefits systems (death of spouse and death of parent) and the increase of the life insurance annuities.
During 2021 and 2020, the Group has disbursed a total amount of EUR 25.5  million and EUR 19.5 million , respectively, for the payment of civil-liability insurance premiums. These premiums correspond to several civil-liability insurance policies that hedge, among others, directors, senior executives and other managers and employees of the Group and the Bank itself, as well as its subsidiaries, in light of certain types of potential claims. For this reason, it is not possible to disaggregate or individualize the amount that correspond to the directors and executives.
As of 31 December 2021 and 2020, no life insurance commitments exist for the Group in respect of any other directors.
e) Deferred variable remuneration systems
The following information relates to the maximum number of shares to which the executive directors are entitled at the beginning and end of 2021 and 2020 due to their participation in the deferred variable remuneration systems, which instrumented a portion of their variable remuneration relating to 2021 and prior years, as well as on the deliveries, in shares or in cash, made to them in 2021 and 2020 once the conditions for the receipt thereof had been met (see Note 46):
i) Deferred conditional variable remuneration plan
From 2011 to 2015, the bonuses of executive directors and certain executives (including senior management) and employees who assume risk, who perform control functions or receive an overall remuneration that puts them on the same remuneration level as senior executives and employees who assume risk (all of whom are referred to as identified staff) have been approved by the Board of Directors and instrumented, respectively, through various cycles of the deferred conditional variable remuneration plan. Application of these cycles, insofar as they entail the delivery of shares to the plan beneficiaries, was authorized by the related Annual General Meetings.
The purpose of these plans was to defer a portion of the bonus of the plan beneficiaries (60% in the case of executive directors) over a period of five years (three years for the plans approved up to 2014) for it to be paid, where appropriate, in cash and in Santander shares. The remaining 40% portion of the bonus is paid in cash and Santander shares (in equal parts), upon commencement of this plan, in accordance with the rules set forth below.
In addition to the requirement that the beneficiary remains in Santander Group’s employ, the accrual of the deferred remuneration was conditional upon none of the following circumstances existing in the opinion of the Board of Directors -following a proposal of the remuneration committee-, in relation to the corresponding year, in the period prior to each of the deliveries: (i) poor financial performance of the Group; (ii) breach by the beneficiary of internal regulations, including, in particular, those relating to risks; (iii) material restatement of the Group’s consolidated financial statements, except when it is required pursuant to a change in accounting standards; or (iv) significant changes in the Group’s economic capital or its risk profile. All the foregoing shall be subject in each case to the regulations of the relevant plan cycle.
Deferred amounts (whether or not contingent on multi-year targets) is earned if the beneficiary continues to work with the group14, and none of the circumstances triggering the malus clause arise before each payment, according to the section on malus and clawback clauses in the remuneration policy.
Similarly, Banco Santander can clawback any paid variable amounts in the scenarios and for the period dictated by the terms and conditions in the said policy.
On each delivery, the beneficiaries are paid an amount in cash equal to the dividends paid for the amount deferred in shares and the interest on the amount deferred in cash. If the Santander Dividendo Elección scrip dividend scheme is applied, payment will be based on the price offered by the Bank for the bonus share rights corresponding to those shares.
The maximum number of shares to be delivered is calculated taking into account the daily volume-weighted average prices for the 15 trading sessions prior to the date on which the board of directors approves the bonus for the Bank’s Executive Directors for each year.
This plan and the Performance Shares (ILP) plan described below have been integrated for the executive directors and other senior managers in the deferred variable compensation plan linked to multiannual objectives, in the terms approved by the General Meeting of Shareholders held on March 18, 2016.
In the case of Sergio Rial, who does not receive any remuneration for executive duties in Banco Santander, S.A., the same policy principles, deferrals, multi year targets linked to the payment of deferred amounts and malus and clawback principles described herein apply to his variable remuneration in the subsidiary where he is the CEO.
ii) Deferred variable compensation plan linked to multiannual objectives
In the annual shareholders meeting of 18 March 2016, with the aim of simplifying the remuneration structure, improving the ex-ante risk adjustment and increasing the incidence of long-term objectives, the bonus plan (deferred and conditioned variable compensation plan) and ILP were replaced by one single plan, the deferred multiyear objectives variable remuneration plan.
The variable remuneration of executive directors and certain executives (including senior management) corresponding to 2021 has been approved by the Board of Directors and implemented through the sixth cycle of the deferred variable remuneration plan linked to multi-year objectives. The application of the plan was authorised by the annual general meeting of shareholders, as it entails the delivery of shares to the beneficiaries.
As indicated in section a.ii of this note, 60% of the variable remuneration amount is deferred over five years (three years for certain beneficiaries, not including executive directors), to be paid, where appropriate, in five portions, provided that the conditions of permanence in the group and non-concurrence of malus clauses are met, and subject to long term metrics, according to the following accrual scheme:
•The accrual of the first and second parts (instalments in 2023 and 2024) is conditional on none of the malus clauses being triggered.
•The accrual of the third, fourth and fifth parts (instalments in 2025, 2026 and 2027) is linked to the fulfilment of certain objectives related to the 2021‑2023 period and the metrics and scales associated with those objectives, as well as to non-concurrence of malus clauses. These objectives are:
–The growth of consolidated earnings per share in 2023 compared to 2020;
–The relative performance of the Bank’s total shareholder return (RTA) in the 2021-2023 period in relation to the weighted RTAs of a reference group of 9 credit institutions;
–Compliance with the fully loaded ordinary level 1 capital objective for the year 2023.
The degree of compliance with the above objectives determines the percentage to be applied to the deferred amount in these three annuities, the maximum being the amount determined at the end of the year 2021 when the total variable remuneration is approved.
Both the immediate (short-term) and each of the deferred (long-term and conditioned) portions are paid 50% in cash and the remaining 50% in Santander shares.
The accrual of deferred amounts (whether or not subject to performance measures) is conditioned, in addition to the permanence of the beneficiary in the Group, to non-occurrence, during the period prior to each of the deliveries, of any the circumstances giving rise to the application of malus as set out in the Group’s remuneration policy in its chapter related to malus and clawback. Likewise, the amounts already paid of the incentive will be subject to clawback by the Bank in the cases and during the term foreseen in said policy, and in accordance with the terms and conditions foreseen in it.
Malus and clawback clauses are triggered by poor financial performance of Banco Santander, a division or area, or exposures from staff as a result of an executive(s)’s management of, at least, one of these factors:
(i)Significant failures in risk management committed by the entity, or by a business unit or risk control.
(ii)The increase suffered by the entity or by a business unit of its capital needs, not foreseen at the time of generation of the exposures.
(iii)Regulatory sanctions or judicial sentences from events that could be attributable to the unit or the personnel responsible for those. Also, the breach of internal codes of conduct of the entity.
(iv)Irregular conduct, whether individual or collective. In this regard, the negative effects derived from the marketing of inappropriate products and the responsibilities of the people or bodies that made those decisions will be specially considered.
The maximum number of shares to be delivered is calculated by taking into account the average weighted daily volume of the average weighted listing prices corresponding to the fifteen trading sessions prior to the previous Friday (excluded) to the date on which the bonus is agreed by the board of executive directors of the Bank.
In the case of Mr. Sergio Rial, as explained above, he just received a fixed pay for executive duties in Banco Santander, S.A. (head for South America), and he is included as CEO of Santander Brasil in the deferred variable compensation plan linked to multiannual objectives and thus subject to the same conditions and principles of deferral, multiannual objectives, deferrals and malus and clawback herein in respect of the remuneration he receives in his role as CEO of this subsidiary.
iii) Shares assigned by deferred variable remuneration plans
The following table shows the number of Santander shares assigned to each executive director and pending delivery as of 1 January 2020, 31 December 2020 and 31 December 2021, as well as the gross shares that were delivered to them in 2020 and 2021, either in the form of an immediate payment or a deferred payment. In this case after having been appraised by the board, at the proposal of the remuneration committee, that the corresponding one-fifth of each plan had accrued. They come from each of the plans through which the variable remunerations of deferred conditional variable remuneration plans in 2015 and of the deferred conditional and linked to multi-year objectives in 2016, 2017, 2018, 2019, 2020 and 2021 were formalized.

Share-based variable remuneration
	Maximum number of shares to be delivered at January 1,2020	Shares delivered in 2020 (immediate payment 2019 variable remuneration)	Shares delivered in 2020 (deferred payment 2018 variable remuneration)	Shares delivered in 2020 (deferred payment 2017 variable remuneration)	Shares delivered in 2020 (deferred payment 2016 variable remuneration)	Variable remuneration 2020 (Maximum number of shares to be delivered)
2015 variable remuneration
Ms Ana Botín-Sanz de Sautuola y O’Shea	128,809	—	—	—	—	—
Mr José Antonio Álvarez Álvarez	85,620	—	—	—	—	—
	214,429
2016 variable remuneration
Ms Ana Botín-Sanz de Sautuola y O’Shea	216,308	—	—	—	(72,102)	—
Mr José Antonio Álvarez Álvarez	145,998	—	—	—	(48,667)	—
	362,306				(120,769)
2017 variable remuneration
Ms Ana Botín-Sanz de Sautuola y O’Shea	275,700	—	—	(68,925)	—	—
Mr José Antonio Álvarez Álvarez	184,377	—	—	(46,094)	—	—
	460,077			(115,019)
2018 variable remuneration
Ms Ana Botín-Sanz de Sautuola y O’Shea	516,519	—	(103,304)	—	—	—
Mr José Antonio Álvarez Álvarez	345,161	—	(69,032)	—	—	—
	861,680		(172,336)
2019 variable remuneration
Ms Ana Botín-Sanz de Sautuola y O’Shea	887,193	(354,877)	—	—	—	—
Mr José Antonio Álvarez Álvarez	592,915	(237,166)	—	—	—	—
	1,480,108	(592,043)
2020 variable remuneration
Ms Ana Botín-Sanz de Sautuola y O’Shea	—	—	—	—	—	310,615
Mr José Antonio Álvarez Álvarez	—	—	—	—	—	168,715
Mr Sergio Rial[2]	—	—	—	—	—	355,263
						834,593
2021 variable remuneration[1]
Ms Ana Botín-Sanz de Sautuola y O’Shea	—	—	—	—	—	—
Mr José Antonio Álvarez Álvarez	—	—	—	—	—	—
Mr Sergio Rial[2]	—	—	—	—	—	—

1.For each director, 40% of the shares indicated correspond to the short-term variable (or immediate payment). The remaining 60% is deferred for delivery, where appropriate, by fifths in the next five years, the last three being subject to the fulfilment of multiannual objectives.
2.Mr. Sergio Rial's share-based variable remuneration awarded in shares of Banco Santander (Brasil). He has the right to a maximum of 51,483 Santander shares and 269,148 options over Santander shares for his participation in the 2019 Digital Transformation Award.
In addition, Mr. Rodrigo Echenique maintains the right to a maximum of 518,517 shares arising from his participation in the corresponding plans during his term as executive director.

Maximum number of shares to be delivered at December 31, 2020	Instruments matured but not consolidated at January 1, 2021	Shares delivered in 2021 (immediate payment 2020 variable remuneration)	Shares delivered in 2021 (deferred payment 2019 variable remuneration)	Shares delivered in 2021 (deferred payment 2018 variable remuneration)	Shares delivered in 2021 (deferred payment 2017 variable remuneration)	Shares delivered in 2021 (deferred payment 2016 variable remuneration)	Variable remuneration 2021 (Maximum number of shares to be delivered)	Maximum number of shares to be delivered at December 31, 2021

128,809	—	—	—	—	—	—	—	128,809
85,620	—	—	—	—	—	—	—	85,620
214,429								214,429

144,206	(34,177)	—	—	—	—	(72,102)	—	37,927
97,331	(23,067)	—	—	—	—	(48,667)	—	25,597
241,537	(57,244)					(120,769)		63,524

206,775	(112,692)	—	—	—	(68,925)	—	—	25,158
138,283	(75,364)	—	—	—	(46,094)	—	—	16,825
345,058	(188,057)				(115,019)			41,983

413,215		—	—	(103,304)	—	—	—	309,911
276,129		—	—	(69,032)	—	—	—	207,097
689,344				(172,336)				517,008

532,316	—	—	(106,463)	—	—	—	—	425,853
355,749	—	—	(71,150)	—	—	—	—	284,599
888,065			(177,613)					710,452

310,615	—	(124,246)	—	—	—	—	—	186,369
168,715	—	(67,486)	—	—	—	—	—	101,229
355,263	—	(142,105)	—	—	—	—	—	213,158
834,593		(333,837)						500,756

—	—	—	—	—	—	—	1,480,622	1,480,622
—	—	—	—	—	—	—	999,259	999,259
—	—	—	—	—	—	—	625,000	625,000
							3,104,881	3,104,881
In addition, the table below shows the cash delivered in 2021 and 2020, by way of either immediate payment or deferred payment, in the latter case once the Board had determined, at the proposal of the remuneration committee, that one-fifth relating to each plan had accrued:

EUR thousand
	2021		2020
	Cash paid (immediate payment 2020 variable remuneration)	Cash paid (deferred payments from 2019, 2018, 2017 and 2016 variable remuneration)	Cash paid (immediate payment 2019 variable remuneration)	Cash paid (deferred payments from 2018, 2017, 2016 and 2015 variable remuneration)
Ms. Ana Botín-Sanz de Sautuola y O’Shea	334	1,550	1,302	1,383
Mr. José Antonio Álvarez Álvarez	181	1,037	870	925
Total	515	2,586	2,172	2,308
iv) Information on former members of the Board of Directors
The chart below includes information on the maximum number of shares to which former members of the Board of Directors who ceased in office prior to 1 January 2020 are entitled for their participation in the various deferred variable remuneration systems, which instrumented a portion of their variable remuneration relating to the years in which they were Executive Directors. Also set forth below is information on the deliveries, whether in shares or in cash, made in 2021 and 2020 to former board members, upon achievement of the conditions for the receipt thereof (see note 46):

MAXIMUM NUMBER OF SHARES TO BE DELIVERED
	2021	2020
Deferred conditional variable remuneration plan (2015)	—	60,847
Deferred conditional variable remuneration plan and linked to objectives (2016)	60,251	65,502
Deferred conditional variable remuneration plan and linked to objectives (2017)	64,659	47,956
Deferred conditional variable remuneration plan and linked to objectives (2018)	164,462	—
Deferred conditional variable remuneration plan and linked to objectives (2019)	130,790	—

NUMBER OF SHARES DELIVERED
	2021	2020
Deferred conditional variable remuneration plan (2015)	92,557	60,847
Performance shares plan ILP (2015)	—	—
Deferred conditional variable remuneration plan and linked to objectives (2016)	60,254	32,751
Deferred conditional variable remuneration plan and linked to objectives (2017)	32,330	35,132
Deferred conditional variable remuneration plan and linked to objectives (2018)	54,821	—
Deferred conditional variable remuneration plan and linked to objectives (2019)	32,698	—
In addition, EUR 1,213 thousand and EUR 612 thousand relating to the deferred portion payable in cash of the aforementioned plans were paid each in 2021 and 2020.
f) Loans
Grupo Santander’s direct risk exposure to the bank’s directors and the guarantees provided for them are detailed below. These transactions were made on terms equivalent to those that prevail in arm’s-length transactions or the related compensation in kind was recognized:

EUR thousand
	2021			2020
	Loans and credits	Guarantees	Total	Loans and credits	Guarantees	Total
Mrs Ana Botín-Sanz de Sautuola y O´Shea	25	—	25	14	—	14
Mr José Antonio Álvarez Álvarez	4	—	4	5	—	5
Mr Bruce Carnegie-Brown	—	—	—	—	—	—
Mr Javier Botín-Sanz de Sautuola y O´Shea	16	—	16	2	—	2
Mrs Sol Daurella Comadrán	69	—	69	22	—	22
Mrs Belén Romana García	—	—	—	—	—	—
Mr Ramiro Mato García-Ansorena	—	—	—	—	—	—
Mrs Homaira Akbari	—	—	—	—	—	—
Mr Álvaro Cardoso de Souza	—	—	—	—	—	—
Mr Henrique de Castro	—	—	—	—	—	—
Mrs Pamela Ann Walkden	—	—	—	—	—	—
Mr Luis Isasi Fernández de Bobadilla	—	—	—	—	—	—
Mr Sergio Agapito Lires Rial	1	—	1	—	—	—
Mr R. Martín Chávez Márquez	—	—	—	—	—	—
Mrs Gina Lorenza Díez Barroso	—	—	—	6	—	6
	115	—	115	49	—	49
g) Senior managers
The table below includes the amounts relating to the short-term remuneration of the members of senior management at 31 December 2021 and those at 31 December 2020, excluding the remuneration of the executive directors, which is detailed above:

EUR thousand
		Short-term salaries and deferred remuneration
			Variable remuneration (bonus) - Immediate payment		Deferred variable remuneration
Year	Number of persons	Fixed	In cash	In shares[2]	In cash	In shares[3]	Pensions	Other remuneration[1]	Total
2021	15	19,183	8,402	8,402	3,648	3,648	5,542	5,055	53,880
2020	18	21,642	5,739	5,740	2,470	2,471	6,039	6,312	50,413
1.    Includes other remuneration items such as life and medical insurance premiums and localization aids.
2.    The amount of immediate payment in shares for 2021 is 2,706,819 shares (2,135,700 Santander shares in 2020).
3.    The deferred amount in shares not linked to long-term objectives for 2021 is 1,175,191 shares (919,308 Santander shares in 2020).
At the annual general meeting on 26 March 2021, shareholders approved the 2021 Digital Transformation Incentive, a variable remuneration scheme that delivers Santander shares and share options if the group hits major milestones on its digital roadmap.
In 2021, no senior executives are included in this programme. However, in 2020, three senior executives were included within this plan (aimed at a group of up to 250 employees whose functions are deemed essential to Santander Group’s growth and digital transformation) and, thus, can receive a total of EUR 1,700 thousand to be paid in thirds on the third, fourth and fifth anniversary of the authorisation date (2024, 2025 and 2026). This amount was implemented in 316,574 Santander shares and 944,445 options over Santander shares, using for these purposes the fair value of the options at the moment of their grant (EUR 0.90).
See note 46 to the 2021 Group's consolidated financial statements for further information on the Digital Transformation Incentive.
In 2021, the ratio of variable to fixed pay components was 125% of the total for senior managers, well within the maximum limit of 200% set by 2021 AGM.
Also, the detail of the breakdown of the remuneration linked to long-term objectives of the members of senior management at 31 December 2021 and 31 December 2020 is provided below. These remuneration payments shall be received, as the case may be, in the corresponding deferral periods, upon achievement of the conditions stipulated for each payment (see note 46):

EUR thousand
		Variable remuneration subject to long-term objectives[1]
Year	Number of people	Cash payment	Share payment	Total
2021	15	3,830	3,830	7,660
2020	18	2,594	2,594	5,188
1.    Relates to the fair value of the maximum annual amounts for years 2025, 2026 and 2027 of the sixth cycle of the deferred conditional variable remuneration plan (2024, 2025 and 2026 for the fifth cycle of the deferred variable compensation plan linked to annual objectives for the year 2020).
Senior executive vice presidents who retired in 2021 and, therefore, were not members of senior management at year-end, received in 2021 salaries and other remuneration amounting to EUR 5,294 thousand (EUR 5,984 thousand in 2020). Likewise, these same individuals have generated as senior managers the right to obtain variable remuneration linked to long-term objectives for a total amount of EUR 55 thousand (this right has been generated in 2020 for a total amount of EUR 133 thousand).
The maximum number of Santander shares that the members of senior management at each plan grant date (excluding executive directors) were entitled to receive as of 31 December 2021 and 31 December 2020 relating to the deferred portion under the various plans then in force is the following (see note 46):

Maximum number of shares to be delivered
	2021	2020
Deferred conditional variable remuneration plan (2015)	—	179,617
Deferred conditional variable remuneration plan (2017)	—	2,786
Deferred conditional variable remuneration plan (2018)	3,475	6,949
Deferred conditional variable remuneration plan and linked to objectives (2016)	150,445	417,818
Deferred conditional variable remuneration plan and linked to objectives (2017)	164,428	791,360
Deferred conditional variable remuneration plan and linked to objectives (2018)	803,056	1,512,992
Deferred conditional variable remuneration plan and linked to objectives (2019)	1,274,450	2,154,312
Deferred conditional variable remuneration plan and linked to objectives (2020)	1,829,720	—
Since the conditions established in the corresponding deferred share-based remuneration schemes for prior years had been met, the following number of Santander shares was delivered in 2021 and
2020 to the senior management, in addition to the payment of the related cash amounts:

Number of shares delivered
	2021	2020
Deferred conditional variable remuneration plan (2015)	146,930	179,614
Deferred conditional variable remuneration plan (2017)	2,786	2,786
Deferred conditional variable remuneration plan (2018)	3,474	3,474
Deferred conditional variable remuneration plan and linked to objectives (2016)	131,938	170,185
Deferred conditional variable remuneration plan and linked to objectives (2017)	79,104	219,363
Deferred conditional variable remuneration plan and linked to objectives (2018)	267,686	342,884
Deferred conditional variable remuneration plan and linked to objectives (2019)	321,006	—
Deferred conditional variable remuneration plan and linked to objectives (2020)	1,742,419	—
As indicated in note 5.c above, senior management participate in the benefit system created in 2012, which covers the contingencies of retirement, disability and death. Banco Santander makes annual contributions to the benefit plans of its senior managers. In 2012, the contracts of the senior managers with benefit pension commitments were amended to transform them into a contribution system. The system, which is outsourced to Santander Seguros y Reaseguros, Compañía Aseguradora, S.A., gives senior managers the right to receive benefits upon retirement, regardless of whether or not they are active at Banco Santander at such time, based on contributions to the system. This new system replaced their previous right to receive a pension supplement in the event of retirement. In the event of pre-retirement, and up to the retirement date, senior managers appointed prior to September 2015 are entitled to receive an annual allowance.
In addition, further to applicable remuneration regulations, from 2016 (inclusive), a discretionary pension benefit component of at least 15% of total remuneration in contributions to the pension system has been included. Under the regime corresponding to these discretionary benefits, the contributions that are calculated on variable remunerations are subject to malus and clawback clauses, subject to policies applicable at each time, and during the same period in which the variable remuneration is deferred.
Likewise, the annual contributions calculated on variable remunerations must be invested in Bank shares for a period of five years from the date that the senior manager leaves the Group, regardless of whether or not they leave to retire. Once that period has elapsed, the amount invested in shares will be reinvested, along with the remainder of the cumulative balance corresponding to the senior manager, or it will be paid to the senior manager or to their beneficiaries in the event of a contingency covered by the benefits system.
The contracts of some senior executives were modified at the beginning of 2018 with the same objective and changes indicated in section c of this note for Ms Ana Botín and Mr José Antonio Álvarez. The modifications, which are aimed at aligning the annual contributions with the practices of comparable institutions and reducing the risk of future obligations by eliminating the supplementary scheme for death (widowhood and orphanhood) and permanent disability in service without increasing the costs to the bank, are as follows:
•Contributions to the pensionable bases were reduced. Gross annual salaries were increased in the corresponding amount.
•The death and disability supplementary benefits were eliminated since January 1, 2018. A fixed remuneration supplement reflected in other remuneration in the table above was implemented on the same date.
•The amounts insured for life and accident insurance were increased.
All of the above was done without an increase in total cost for the Bank.
The balance as of 31 December 2021 in the pension system for those who were part of senior management during the year amounted to EUR 64.3 million (EUR 59.4 million at 31 December 2020).
The net charge to income corresponding to pension and supplementary benefits for widows, orphans and permanent invalidity amounted to EUR 5.5 million in 2021 (EUR 6.4 million in 31 December 2020).
In 2021 and 2020 there have been no payments in the form of a single payment of the annual voluntary pre-retirement allowance.
Additionally, the capital insured by life and accident insurance at 31 December 2020 of this group amounts to EUR 100 million (EUR 135.1 million at 31 December 2020).
h) Post-employment benefits to former Directors and former senior executive vice presidents
The post-employment benefits and settlements paid in 2021 to former directors of the Bank, other than those detailed in note 5.c amounted to EUR 5.6 million and EUR 11.2 million in 2020, respectively. Also, the post-employment benefits and settlements paid in 2021 to former executive vice presidents amounted to EUR 51.6 million and EUR 10.26 million in 2020, respectively.
Contributions to insurance policies that hedge pensions and complementary widowhood, orphanhood and permanent disability benefits to previous members of the Bank’s board of directors, amounted to EUR 0.17 million in 2021 (EUR 0.17 million in 2020). Likewise, contributions to insurance policies that hedge pensions and complementary widowhood, orphanhood and permanent disability benefits for previous senior managers amounted to EUR 4.4 million in 2021 (EUR 5.8 million in 2020).
During the 2021 financial year, no release or charge was recorded in the consolidated income statement for pension commitments and similar obligations held by the Group with previous former members of the bank's board of directors (in 2020, five million releases were recorded), and no provisions/releases has been recorded in respect of former senior managers in 2021 and 2020.
In addition, 'Provisions - Pension Fund and similar obligations' in the consolidated balance sheet as at 31 December 2021 included EUR 50 million in respect of the post-employment benefit obligations to former Directors of the Bank (EUR 52 million at 31 December 2020) and EUR 114 million corresponding to former senior managers (EUR 159 million at 31 December 2020).
i) Pre-retirement and retirement
The board of directors approved an amendment to the contracts of the executive directors whereby:
•Ms Ana Botín ceases to have the right to pre-retire if she leaves the Bank out of her own volition, keeping this right in case of termination by the Bank until 1 September 2022. After this date, she does not have the right to pre-retire. While she keeps this right she will be entitled to an annual allotment equal to the sum of her fixed remuneration and 30% of the average amount of her last variable remuneration, to a maximum of three. This allotment is subject to the malus and clawback provisions in place for a period of five years.
•Mr. José Antonio Álvarez ceases to have the right to pre-retire in case of termination of his contract.
j) Contract termination
The executive directors and senior managers have indefinite-term employment contracts. Executive directors or senior managers whose contracts are terminated voluntarily or due to breach of duties are not entitled to receive any economic compensation. If Banco Santander terminates the contract for any other reason, they will be entitled to the corresponding legally-stipulated termination benefit, without prejudice to any compensation that may for non-competition obligations, as detailed in the directors' remuneration policy.
If Banco Santander were to terminate her contract, Ms. Ana Botín-Sanz de Sautuola y O'Shea would have to remain at Banco Santander’s disposal for a period of 4 months in order to ensure an adequate transition, and would receive her fixed salary during that period.
k) Information on investments held by the directors in other companies and conflicts of interest
None of the members of the board of directors have declared that they or persons related to them may have a direct or indirect conflict of interest with the interests of Banco Santander, S.A., as set forth in Article 229 of the Corporate Enterprises Act.